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The KP Core Funds                                                         Callan

KP International Equity Fund

KPIEX






                               [GRAPHIC OMITTED]








INSTITUTIONAL SHARES SUMMARY PROSPECTUS
MAY 1, 2014

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Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://www.kp-funds.com/download/. You can also get this information at no cost by calling 1-855-4KPFNDS, by sending an e-mail request to KPFunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated May 1, 2014, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.





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KP INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The KP International Equity Fund (the "Fund") seeks long-term capital appreciation primarily through investments in a diversified portfolio of non-U.S. equity securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                                                   INSTITUTIONAL
                                                                   CLASS SHARES
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Management Fees                                                        0.44%
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Distribution and Service (12b-1) Fees                                  None
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Other Expenses(1)                                                      0.13%
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Total Annual Fund Operating Expenses                                   0.57%
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(1)  Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    1 YEAR                     3 YEARS
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                     $ 64                      $ 202

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

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PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. For purposes of the Fund's 80% policy, equity securities consist of common stocks, depository receipts, and derivatives with economic characteristics similar to equity securities. The Fund currently intends to invest primarily in the equity markets listed in the MSCI All Country World ex-US Index, and may invest more than 25% of the Fund's net assets in each of Europe (including the United Kingdom) and Asia (including Japan). The Fund may invest in companies of any size. The Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Fund's investment objective, Callan Associates Inc. (the "Adviser") considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The Fund principally invests in securities issued by foreign issuers.

The Fund uses a "multi-manager" approach, whereby the Adviser allocates the Fund's assets among a number of sub-advisers with differing Sub-strategies. The Adviser determines the target Sub-strategy allocation for the Fund, identifies sub-advisers to manage the Fund's assets according to those Sub-strategies, and allocates Fund assets among sub-advisers to maintain the Fund's target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the Fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future Fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the Fund's assets allocated to it under the general supervision of the Adviser. Each of the four Sub-strategies is described below: PASSIVE INTERNATIONAL
EQUITY: SSgA Funds Management, Inc. ("SSgA FM") manages the portion of the Fund's assets allocated to the Passive International Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI Europe, Australasia, Far East Index (the "MSCI EAFE Index"). The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 22 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, SSgA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities of companies included in the MSCI EAFE Index, including depository receipts of such companies, and futures contracts that are designed to track the MSCI EAFE Index.

SSgA FM seeks to replicate the returns of the MSCI EAFE Index by investing in the constituent securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSgA FM may purchase a sample of stocks in the MSCI EAFE Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI EAFE Index.

SSgA FM may sell stocks that are represented in the MSCI EAFE Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. SSgA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI EAFE Index. SSgA FM might do so in order to increase the Fund's investment exposure pending investment of cash in the stocks comprising the MSCI EAFE Index. Alternatively, SSgA FM might use futures to reduce its investment exposure to the MSCI EAFE Index in situations where it intends to sell a portion of the stocks in the Fund's portfolio but the sale has not yet been completed. SSgA FM may also enter into forward foreign currency exchange contracts in an attempt to match the Index's currency exposures.

ACTIVE INTERNATIONAL EQUITY #1: Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS") manages the portion of the Fund's assets allocated to the Active International Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI All Country World ex-US Index (the "MSCI ACWI ex-US Index") over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 44 developed market and emerging market countries. It is designed to be a broad measure of the performance of world equity markets excluding the U.S.

Under normal circumstances, MFS will seek to invest a substantial portion of the Sub-strategy's assets in common stocks issued by companies in the MSCI ACWI ex-US Index and depositary receipts comprised of such common stock, including companies in emerging markets. MFS may invest a large percentage of the Sub-strategy's assets in issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Sub-strategy, MFS is not constrained to any particular investment style. MFS may invest the Sub-strategy's assets in the securities of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the securities of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses a bottom-up approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

ACTIVE INTERNATIONAL EQUITY #2: Marathon Asset Management LLP ("Marathon-London") manages the portion of the Fund's assets allocated to the Active International Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI All Country World ex-US Index (net of dividends and withholding taxes) (the "MSCI ACWI ex-US Index") over a full market cycle (net of all fees and expenses). No assurances can be given that this objective will be achieved. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 44 developed market and emerging market countries. It is designed to be a broad measure of the performance of world equity markets excluding the U.S.

Under normal circumstances, Marathon-London will seek to invest the Sub-strategy's assets in the common stocks of foreign companies in the MSCI ACWI ex-US Index, including companies in emerging markets.

Marathon-London's investment philosophy is based on its "capital cycle" approach to investment, which guides Marathon-London to invest in stocks in industries where consolidation has occurred and return on investment is expected to rise and/or where barriers to entry exist that may allow elevated return on investment to persist for longer than the market expects. In addition, Marathon-London believes that the assessment of management and how management responds to incentives and the forces of the capital cycle is critical to the performance of the company's stock. Given the long-term nature of the capital cycle, Marathon-London's investment ideas generally require, by industry standards, long stock holding periods.

Marathon-London may sell a security when it has reached its estimated target price (based on Marathon-London's valuation work) or when there is a material shift in the capital cycle, deterioration in anticipated return on invested capital, a shift in management's attitude toward shareholders, outperformance relative to a sector or market, or if further information or analysis reveals the original rationale to be flawed.

ACTIVE EMERGING MARKETS EQUITY: Acadian Asset Management LLC ("Acadian") manages the portion of the Fund's assets allocated to the Active Emerging Markets Equity Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI Emerging Markets Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, Acadian will seek to invest the Sub-strategy's assets primarily in stocks of foreign companies and depository receipts. Acadian intends to invest primarily in the securities of foreign companies located in emerging markets, which Acadian considers to be companies that: have their principal securities trading market in an emerging market country; alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; or are organized under the laws of, and have a principal office in, an emerging country. Acadian considers an "emerging market country" to be any country in the MSCI Emerging Markets Index.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio's current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian's objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ALLOCATION RISK -- The Adviser's judgment about, and allocations among, Sub-strategies and sub-advisers may adversely affect the Fund's performance.

COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

CURRENCY RISK -- As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

DERIVATIVES RISK -- The Fund's use of futures contracts and forward contracts is subject to market risk, leverage risk, liquidity risk and correlation risk. Market risk is described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Liquidity risk is described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts is also subject to credit risk and valuation risk. Credit risk is the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

INVESTMENT IN EUROPE RISK -- The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union ("EU") or debt restructuring. Assistance given to an EU member state may be dependent on a country's implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events may adversely affect the economic and market environment in Europe, which in turn may adversely affect the price or liquidity of high yield securities issued by European issuers and therefore may adversely affect the Fund and its investments in such securities.


INVESTMENT IN JAPAN RISK -- The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis.

INVESTMENT STYLE RISK -- The risk that foreign securities may underperform other segments of the equity markets or the equity markets as a whole.

GEOGRAPHIC CONCENTRATION RISK -- Since the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

MULTI-MANAGER RISK -- The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund's assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

TRACKING ERROR RISK -- The risk that a Sub-strategy's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Sub-strategy's and benchmark's investments and other factors.

VALUE INVESTING RISK -- If a sub-adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The Fund commenced operations on January 10, 2014, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

CALLAN ASSOCIATES INC.

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Kelly Cliff, CFA, CAIA, Senior Vice President, Chief Investment Officer of Public Markets and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

ACADIAN ASSET MANAGEMENT LLC

John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, has managed the portion of the Fund's assets allocated to Acadian Asset Management LLC ("Acadian") since the Fund's inception in 2014.

Brendan Bradley, Ph.D., Senior Vice President and Director, Portfolio Management, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014.

Matthew Rothman, Ph.D., Senior Vice President, Director, Quantitative Global Macro Research and Portfolio Manager, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014.

Joshua White, Ph.D., CFA, Senior Vice President, Portfolio Manager and Researcher, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014.

Asha Mehta, CFA, Vice President and Portfolio Manager, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014.

MARATHON ASSET MANAGEMENT LLP

Neil Ostrer, Co-Founder and Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon Asset Management LLP ("Marathon-London") since the Fund's inception in 2014.

William Arah, Co-Founder and Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014.

Nick Longhurst, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014.

Michael Godfrey, CFA, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014.

Charles Carter, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014.

Robert Anstey, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014.

MFS INVESTMENT MANAGEMENT

Marcus Smith, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS Investment Management ("MFS") since the Fund's inception in 2014.

Daniel Ling, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS since the Fund's inception in 2014.

SSGA FUNDS MANAGEMENT, INC.

Dwayne Hancock, CFA, Vice President, Senior Portfolio Manager and Head of International Equity Strategies, has managed the portion of the Fund's assets allocated to SSgA Funds Management, Inc. ("SSgA FM") since the Fund's inception in 2014.

Tom Coleman, CFA, Vice President, Senior Portfolio Manager and Head of Emerging Markets Equity Strategies, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014.

Teddy Wong, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014.

Olga Winner, CFA, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014.

Amy Cheng, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014.

PURCHASE AND SALE OF FUND SHARES

There are no initial or subsequent minimum purchase amounts for the Fund. Shares of the Fund are offered exclusively to participants in retirement plans specified by Kaiser Foundation Health Plan, Inc. ("Eligible Plans"). Any individual with an account under an Eligible Plan may purchase shares of the Fund. Fund shares can only be purchased or redeemed through the administrative and recordkeeping service provider of an Eligible Plan (a "Recordkeeper"), and, therefore, you should contact the Recordkeeper of your Eligible Plan for information on how to purchase or redeem Fund shares. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business.

TAX INFORMATION

Please consult your tax advisor regarding your specific questions about U.S. federal, state, and local income taxes.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) Plan, 403(b) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. If you have questions about the tax consequences of 401(k) Plan or 403(b) Plan withdrawals, you should consult your tax advisor.

This summary is based on current tax laws, which may change. More information on taxes is in the Fund's Statement of Additional Information (the "SAI").

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                                                                 KPF-SM-013-0200